ForeRetirement IV Variable Annuity – I Share

Supplement Dated April 09, 2020 to your

Prospectus dated May 1, 2019

Effective April 09, 2020, the ForeRetirement IV Variable Annuity – I Share will close and will no longer be available for new issues.

For existing contract owners, no action is required. Subsequent premium payments and transfers of sub-account value will continue to be accepted. Contract features remain the same.

This Supplement Should Be Retained for Future Reference.

FRIV-I-040920-PC